SUPPLEMENT TO THE SPARTAN(registered trademark) MARKET INDEX FUND JUNE 20, 1997 PROSPECTUS
SHAREHOLDER MEETING. On or about November 19, 1997, a shareholder meeting will be held to consider the adoption of a sub-advisory agreement with
Bankers Trust Company    (BT),     to consider    amendments to the fund's
present management contract,     and to consider    another     proposal.
If shareholders of record on September 22, 1997 approve the sub-advisory
agreement    and the amended management contract, Fidelity Management &
Research Company (FMR) would continue to serve as the fund's manager and investment adviser, but would delegate part of its duties to BT. As sub-adviser, BT would have day-to-day responsibility for managing the fund's investments. BT would also provide custodial and securities lending services to the fund. FMR would be responsible for overseeing BT's performance and would retain its other management responsibilities, subject to oversight by the Board of Trustees. All other fund services, including shareholder account services, would be unchanged.
The proposed amendments to the fund's management contract with FMR would amend the contract to allow for the appointment of a sub-adviser to the fund and to modify the management fee arrangement between the fund and FMR to make it consistent with the management fee arrangement of other Fidelity index funds. Under the present management contract, the fund pays FMR an all-inclusive management fee at an annual rate of 0.45% of average net assets. Under the proposed amended management contract, the fund would pay separately for management fees and its other operating expenses (unless they were borne by FMR under a voluntary expense limit). Expenses payable by the fund under the amended management contract could include legal, printing, and transfer agent costs. Under the proposed amended management contract, the management fee would be 0.24% of the fund's average net assets.
FMR has agreed to limit the fund's total operating expenses (including management fees but excluding interest, taxes, brokerage commissions, or extraordinary expenses) to 0.19% of its average net assets through December 31, 1999. The 0.19% expense limit is lower than the management fee under both the present management contract and the proposed amended management contract. As a result, the proposed change in management fee structure would have no impact on the fund's expenses at present. However, expenses in the future cannot be predicted with any certainty. If the proposals are approved by shareholders, FMR agreed to further limit the fund's total operating expenses (including management fees but excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions or extraordinary expenses) to 0.41% of its average net assets from January 1, 2000 through December 31, 2003. Thereafter, the fund's expenses could be higher or lower than 0.45% of average net assets.
BT is a major institutional money manager and one of the nation's leading managers of index funds with over 20 years' experience in managing investments indexed to the S&P 500(registered trademark) and other indices. BT's commitment to the specialized area of index account management allows it to provide index fund portfolio management services at a lower cost than if FMR provided these services itself.
Please contact Fidelity at 1-800-544-6666 if you wish to receive a proxy statement.